UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/07/2013

RE/MAX Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-36101

Delaware	80-0937145
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5075 S. Syracuse St.
Denver, CO 80237
(Address of principal executive offices, including zip code)

(303) 770-5531
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed in a Registration Statement on Form S-1, RE/MAX Holdings, Inc. (the "Company") used proceeds from the initial public offering of its class A common stock to redeem all outstanding preferred and common units in RMCO, LLC (a subsidiary of the Company) that were held by Weston Presidio V, L.P. In light of this redemption, Scott M. Bell, a partner of Weston Presidio V, L.P., has resigned from the Company's Board of Directors as of October 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX Holdings, Inc.

Date: October 10, 2013	By:	/s/ Geoffrey D. Lewis
Geoffrey D. Lewis
Executive Vice President and Chief Legal and Compliance Officer